UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (date of earliest event reported): July 21, 2018
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On July 23, 2018, Merit Medical Systems, Inc. (the "Company") issued a press release announcing its operating and financial results for the quarter ended June 30, 2018 and adjusted revenue, earnings per share and gross margin forecasts for the year ending December 31, 2018.  The full text of the Company's press release, including unaudited financial information, is furnished herewith as Exhibit 99.1. The Company’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Report for the quarter ended March 31, 2018 and other filings with the Securities and Exchange Commission should also be consulted for other important information about the Company.

The information in this Current Report on Form 8-K (including the exhibits attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2018, the Board of Directors of the Company removed the “interim” designation from the title and position of Raul Parra, Jr., and appointed him to serve as Chief Financial Officer of the Company. The biographical and compensation information with respect to Mr. Parra set forth in Item 5.02 of the Current Report on Form 8-K filed by the Company on May 31, 2018 remains unchanged and is incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

On July 23, 2018, the Company is scheduled to conduct a conference call for the purpose of discussing its operating and financial results for the quarter ended June 30, 2018 and its adjusted revenue, earnings and margin forecasts for the year ending December 31, 2018. In connection with that call, the Company posted a slide presentation to its website. The presentation discusses the Company's operating and financial results for the quarter ended June 30, 2018, as well as the Company’s outlook for its future operations and financial performance. A copy of the presentation is attached herewith as Exhibit 99.2.

The Company is furnishing the information in this Item 7.01 (including Exhibit 99.2 attached hereto) pursuant to Regulation FD promulgated under the Exchange Act. Such information shall not be deemed “filed” for purposes of the Exchange Act or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated July 23, 2018, entitled "Merit Medical Reports Record Revenues for Second Quarter of 2018; Merit Adjusts 2018 Guidance,” including unaudited financial information.
99.2	Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: July 23, 2018	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated July 23, 2018, entitled "Merit Medical Reports Record Revenues for Second Quarter of 2018; Merit Adjusts 2018 Guidance” including unaudited financial information.
99.2	Conference Call Presentation.

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